LIMITED POWER OF ATTORNEY

I, Robert K. Biggart, hereby constitute and
appoint ANGELA M. PLA, with full powers of
substitution or revocation, to serve as my
Attorney-In-Fact and Agent to exercise the
powers and discretions set forth below:

1.To execute on my behalf any and all
Securities and Exchange Commission ("SEC")
(i) Forms 3, 4 and 5 in accordance with
Section 16 of the Securities Exchange Act of
1934, as amended (the "Exchange Act"), and the
rules thereunder, relating to the disclosure of
my beneficial ownership of securities in
Fortune Brands Home & Security, Inc. (the
"Company") and (ii) Forms 144 in accordance with
the Securities Act of 1933, as amended (the
"Securities Act"), and the rules thereunder,
relating to my transactions in the securities of
the Company; and

2. Do and perform any and all acts for and on
behalf of the undersigned which may be
necessary or desirable to complete and execute
any such Form 3, 4, 5 or Form 144 and timely
file such form with the SEC and any stock exchange
or similar authority and take any other action of
any type whatsoever in connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to, in the
best interest of, or legally required by, the
undersigned.

The undersigned hereby grants to each such
attorneys-in-fact full power and authority to do
and perform any and every act and thing whatsoever
requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein
granted, as fully to all intents and purposes as
the undersigned might or could do if personally
present, with full power of substitution or
revocation, hereby ratifying and confirming all
that such attorney-in-fact shall lawfully do or
cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing
attorney-in-fact, in serving in such capacity
at the request of the undersigned, are not
assuming, nor is the Company assuming, any of
the undersigned's responsibilities to comply
with Section 16 of the Securities Exchange Act
or Rule 144 of the Securities Act.

This Power of Attorney shall at all times be
binding with respect to all actions taken by
the attorney-in-fact in accordance with the
terms of this Power of Attorney. The powers
granted by this Power of Attorney shall begin
on December 16, 2013 and shall continue in
full force and effect until the undersigned
is no longer required to file Section 16 Reports
with respect to the equity securities of the
Company, unless earlier revoked by the undersigned
in a signed writing delivered to the foregoing
attorneys-in-fact.

I, Robert K. Biggart, executed this Limited Power
of Attorney on this 13th day of December, 2013.

/s/ Robert K. Biggart
Robert K. Biggart